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                                                                    EXHIBIT 23.2
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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3) of Spartech Corporation and in the related prospectus of our report dated April 17, 1998, with respect to the consolidated financial statements of Polycom Huntsman, Inc., included in the Current Report on Form 8-K/A, as filed with the Securities and Exchange Commission on June 15, 1998.

                               Ernst & Young LLP

Pittsburgh, Pennsylvania
March 19, 1999